UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04722

Provident Mutual Funds, Inc.
 (Exact name of registrant as specified in charter)

N16 W23217 Stone Ridge Drive,
Suite 310
Waukesha, WI  53188
 (Address of principal executive offices) (Zip code)

J. Scott Harkness
Provident Trust Company
N16 W23217 Stone Ridge Drive,
 Suite 310
Waukesha, WI  53188
(Name and address of agent for service)

1-855-739-9950
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

Annual Report
September 30, 2018

Provident Trust Strategy Fund
(PROVX)

A NO-LOAD MUTUAL FUND

TABLE OF CONTENTS

Letter to Shareholders (Unaudited)	2
Expense Example (Unaudited)	4
Management’s Discussion of Fund Performance (Unaudited)	5
Industry Sectors (Unaudited)	6
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	16
Directors and Officers (Unaudited)	17
Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited)	18
Tax and Additional Information (Unaudited)	20
Privacy Policy and Householding Information (Unaudited)	21

Provident Trust Strategy Fund
Letter to Shareholders (Unaudited)

October 1, 2018

Dear Provident Trust Strategy Fund Shareholders:

Provident Trust Strategy Fund (PROVX) gained +21.98% for the fiscal year ended September 30, 2018, vs. a +17.91% gain for the S&P 500 Index (“S&P 500”). During Provident Trust Company’s (“Provident”) tenure as portfolio manager (beginning September 9, 2002), PROVX gained +389.48% cumulatively with a 79.8% average month-end allocation to equities vs. +347.89% for the always fully invested S&P 500. Top performers for the 2018 fiscal year were Visa Inc., Alphabet, Inc. and TJX Companies (a worst performer in 2017), while PNC Financial Services Group, Inc. (a top performer for 2017), Fastenal Co. and Charles Schwab Corp. underperformed. Our growth at reasonable valuation (GARV) strategy permits us to be patient with negative interim investment returns as long as the underlying business fundamentals remain intact. During the fiscal year we added to our TJX and Schwab positions based on improving fundamentals not reflected in the valuation, and reduced outsized positions Cognizant Technology Solutions Corp. and Visa Inc. due to fundamentals reflected in a higher P/E valuation. The Fund’s equity exposure declined to 81.9% from 89.4% as of September 30, 2017, due to Fund inflows and portfolio pruning. PROVX sells for 22X forward earnings, a favorable valuation when compared to 30X+ for bonds. We forecast our portfolio will sell for 1-1.5X the P/E of the S&P 500’s 20-25X over the next several years.

We believe the following business practices differentiate PROVX:

–	Sole/core investment mandate: We seek asset allocation and selection authority for shareholders seeking inflation-adjusted growth over complete market cycles.

–	Concentration: The top 10 holdings represent 67.4% of total fund net assets.

–	Active management: The percentage of the portfolio that is weighted differently to the S&P 500 is 91.6%.

–	Flexible asset allocation: During our tenure as portfolio manager, PROVX’s equity allocation ranged from 29.8% to 97.1%.

–	Long-term investment horizon: Portfolio turnover averaged 17.0% over the past 10 years.

–	Steady adherence to our growth at reasonable valuation (GARV) investment strategy.

–	Manager commitment: 100% of the managers’ retirement assets are invested in PROVX.

We contend good economic news (GDP, consumer confidence and higher interest rates) is also good news for investors. America is growing more prosperous. The Census Bureau reports over the last 50 years the percentage of low income earners fell from 37% of total households to 29.5%, while the number of high income families (earning above $100K) grew to 29% from 9%. While “headline” household income is stagnant, the Economist magazine reports that after adjusting for household size, taxes and Government transfer payments, household income is accelerating. We forecast continued modest 2-3% inflation along with 3-4% real GDP through 2019, a positive environment for financial investment returns, particularly stocks.

Thank you for your interest in the Provident Trust Strategy Fund.

J. Scott Harkness, CFA
President

The Fund’s 1-year and annualized 5-year and 10-year returns through September 30, 2018 were: 21.98%, 14.30% and 11.29%, respectively. The S&P 500, the Fund’s benchmark index, 1-year and annualized 5-year and 10-year returns through September 30, 2018 were: 17.91%, 13.95% and 11.97%, respectively.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Funds shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance since the above time period may be higher or lower than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.provfunds.com.

Although the Fund is no load, management and other expenses still apply. As per the Fund’s Prospectus dated January 31, 2018, the total annual gross operating expenses as a percentage of the value of your investment, which incorporates indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds otherwise known as acquired fund fees and expenses (“AFFE”), for the fiscal year ended September 30, 2017 was 1.03%. After fee waivers and/or expense reimbursements, the total annual net expense ratio, or what the investor pays, was 1.01%. Provident has contractually agreed to cap the ratio of expenses to average net assets (excluding AFFE) at 1.00% through January 31, 2019.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund may invest in smaller and medium sized companies, which involve additional risk such as more limited liquidity and greater volatility.

P/E: Ratio of the market price of a company’s stock to its earnings per share.

S&P 500 Index: An unmanaged index, consisting of 500 selected common stocks, commonly used to measure the performance of U.S. stocks. It is not possible to invest directly into an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings as of September 30, 2018, please refer to the Schedule of Investments in this report.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security. Current and future holdings are subject to risk.

You may obtain a hard copy of the prospectus and the most recent performance data by calling (855) 739-9950 (also available at www.provfunds.com). Please read the statutory and summary prospectus carefully to consider the investment objectives, risks, charges and expenses before investing or sending money. The prospectus contains this and more information. Please read the prospectus carefully before investing.

Provident Trust Strategy Fund
Expense Example (Unaudited)

As a shareholder of the Provident Trust Strategy Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/01/18	9/30/18	4/01/18 – 9/30/18
Provident Trust Strategy Fund
Actual	$1,000.00	$1,105.40	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2018 and September 30, 2018).

Provident Trust Strategy Fund
Management’s Discussion of Fund Performance (Unaudited)

Provident Trust Strategy Fund (PROVX) gained +21.98% for the fiscal year ended September 30, 2018, vs. the S&P 500’s +17.91% gain. During Provident’s tenure as portfolio manager (beginning September 9, 2002), PROVX gained +389.48% cumulatively with a 79.8% average month-end allocation to equities vs. +347.89% for the always fully invested S&P 500. Top performers for the 2018 fiscal year were Visa Inc., Alphabet, Inc. and TJX Companies (a 2017 worst performer) while PNC Financial Services Group, Inc. (a top performer for 2017), Fastenal Co. and Charles Schwab Corp. underperformed. We forecast continued modest 2-3% inflation along with 3-4% real GDP through 2019, a positive environment for financial asset returns, particularly stocks. The 2018 “all in” price/earnings multiple for the S&P 500 is 24X and PROVX is 22X, favorable valuations vs. 30X+ for bonds. We forecast our portfolio will sell for 1-1.5X the P/E range of the 20-25X S&P 500 over the next several years. During the 2018 fiscal year, we added to our positions in Charles Schwab Corp. and TJX Companies and reduced our Cognizant Technology Solutions Corp. and Visa Inc. positions due to their outsized weights in the portfolio.

Comparison of Change in Value of $10,000 Investment in
Provident Trust Strategy Fund* and Standard & Poor’s 500 Stock Index**

Average Annual Total Return Through September 30, 2018

	1 Year	5 Years	10 Years
Provident Trust Strategy Fund	21.98%	14.30%	11.29%
Standard & Poor’s 500 Index	17.91%	13.95%	11.97%

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	From October 15, 2001 through August 31, 2012, Fiduciary Management, Inc. was the investment adviser.
Beginning September 9, 2002, Provident Trust Company became the Fund’s sub-adviser.
On August 31, 2012, Provident Trust Company became the investment adviser.
**
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Provident Trust Strategy Fund
Industry Sectors (Unaudited)
Percentage of Net Assets
September 30, 2018

Schedule of Investments
September 30, 2018

Shares		Cost	Value
COMMON STOCKS – 81.9% (a)

	Airlines – 5.0%
143,610	Southwest Airlines Co.	$2,456,018	$8,968,445

	Commercial Services, Finance – 3.9%
79,760	PayPal Holdings, Inc.*	2,484,204	7,006,118

	Computer Services – 13.1%
62,760	Accenture PLC, Cl A	1,824,144	10,681,752
166,340	Cognizant Technology Solutions Corp., Cl A	2,374,292	12,833,131
		4,198,436	23,514,883
	Distribution/Wholesale – 1.8%
55,100	Fastenal Co.	1,206,509	3,196,902

	Finance, Credit Card – 8.3%
99,990	Visa Inc.	1,639,095	15,007,499

	Finance, Investment Banker/Broker – 4.5%
165,430	The Charles Schwab Corp.	5,769,778	8,130,884

	Investment Management/Advisory Services – 5.0%
82,700	T. Rowe Price Group Inc.	6,567,574	9,029,186

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund
Schedule of Investments (Continued)
September 30, 2018

Shares or
Principal
Amount		Cost	Value
COMMON STOCKS – 81.9% (a) (Continued)

	Medical, Health Maintenance Organization – 7.2%
48,470	UnitedHealth Group Inc.	$2,647,058	$12,894,959

	Retail, Building Products – 5.5%
47,530	The Home Depot, Inc.	3,971,270	9,845,840

	Retail, Discount – 4.3%
33,110	Costco Wholesale Corp.	5,136,792	7,776,877

	Retail, Major Department Stores – 6.2%
99,960	The TJX Companies, Inc.	1,939,075	11,197,519

	Super-Regional Banks – United States – 5.1%
68,120	PNC Financial Services Group, Inc.	3,619,855	9,277,263

	Web Portals/Internet Service Providers – 12.0%
9,000	Alphabet, Inc., Cl A*	2,346,650	10,863,720
9,000	Alphabet, Inc., Cl C*	2,332,746	10,741,230
		4,679,396	21,604,950
	Total common stocks	46,315,060	147,451,325

SHORT-TERM INVESTMENTS – 18.1% (a)

	Money Market Fund – 14.8%
26,625,070	Invesco Treasury Portfolio, Institutional Class, 1.97%^	26,625,070	26,625,070

	U.S. Treasury Securities – 3.3%
$6,000,000	U.S. Treasury Bills, 2.096%, due 12/06/2018†	5,978,000	5,976,597
	Total short-term investments	32,603,070	32,601,667
	Total investments – 100.0%	$78,918,130	180,052,992
	Other assets, less liabilities – 0.0% (a)		1,797
	TOTAL NET ASSETS – 100.0%		$180,054,789

(a)	Percentages for the various classifications relate to total net assets.
*	Non-income producing security.
^	The rate quoted is the annualized 7-day yield as of September 30, 2018.
†	The rate shown is as of September 30, 2018.
PLC – Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund
Statement of Assets and Liabilities
September 30, 2018

ASSETS:
Investments in securities, at value (cost $78,918,130)	$180,052,992
Receivables from shareholders for purchases	133,968
Dividends and interest receivable	31,561
Prepaid expenses	20,651
Total assets	180,239,172

LIABILITIES:
Payable to adviser for management fees	100,959
Payable to shareholders for redemptions	9,594
Payable to directors	5,100
Other liabilities	68,730
Total liabilities	184,383

Net assets	$180,054,789

NET ASSETS:
Capital Stock, $0.01 par value; 300,000,000 shares
authorized; 10,930,863 shares outstanding	$71,776,663
Total distributable earnings	108,278,126
Net assets	$180,054,789

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
($180,054,789 ÷ 10,930,863 shares outstanding)	$16.47

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Statement of Operations
For the Year Ended September 30, 2018

INCOME:
Dividends	$1,782,679
Interest	162,717
Total investment income	1,945,396

EXPENSES:
Management fees	1,034,350
Transfer agent fees	168,909
Administration and accounting services	138,201
Professional fees	51,564
Registration fees	28,923
Directors fees	20,263
Custodian fees	15,103
Printing and postage expense	13,634
Other expenses	60,901
Total expenses before recoupment	1,531,848
Management fees recouped	58,736
Net expenses	1,590,584
NET INVESTMENT INCOME	354,812
NET REALIZED GAIN ON INVESTMENTS	7,225,013
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	23,104,268
NET GAIN ON INVESTMENTS	30,329,281
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,684,093

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Statements of Changes in Net Assets
For the Years Ended September 30, 2018 and 2017

	2018	2017
OPERATIONS:
Net investment income	$354,812	$156,027
Net realized gain on investments	7,225,013	2,296,339
Net change in unrealized appreciation on investments	23,104,268	26,458,284
Net increase in net assets from operations	30,684,093	28,910,650

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,283,802)	(2,337,172	)(1)

FUND SHARE ACTIVITIES:
Proceeds from shares issued
(1,918,737 and 843,043 shares, respectively)	29,781,923	10,455,840
Proceeds from shares issued in distributions reinvested
(153,473 and 198,082 shares, respectively)	2,260,659	2,311,613
Cost of shares redeemed
(1,184,872 and 1,270,543 shares, respectively)	(18,125,459)	(15,407,965)
Net increase (decrease) in net assets derived from Fund share activities	13,917,123	(2,640,512)
TOTAL INCREASE	42,317,414	23,932,966

NET ASSETS AT THE BEGINNING OF THE YEAR	137,737,375	113,804,409
NET ASSETS AT THE END OF THE YEAR	$180,054,789	$137,737,375	(2)

(1)	For the year ended September 30, 2017, the Fund had total distributions of $2,337,172, consisting of $99,472 from net investment income and $2,237,700 from net realized gains.
(2)	Includes undistributed net investment income of $98,503.

The accompanying notes to financial statements are an integral part of these statements.

Provident Trust Strategy Fund
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$13.71	$11.08	$11.25	$11.55	$10.35
Income from investment operations:
Net investment income (loss)(1)	0.03	0.02	0.01	0.02	(0.00)*
Net realized and unrealized gains on investments	2.96	2.84	0.69	0.59	1.35
Total from investment operations	2.99	2.86	0.70	0.61	1.35
Less distributions:
Distributions from net investment income	(0.02)	(0.01)	(0.01)	(0.01)	—
Distributions from net realized gains	(0.21)	(0.22)	(0.86)	(0.90)	(0.15)
Total from distributions	(0.23)	(0.23)	(0.87)	(0.91)	(0.15)
Net asset value, end of year	$16.47	$13.71	$11.08	$11.25	$11.55

TOTAL RETURN	21.98%	26.19%	6.25%	5.41%	13.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	180,055	137,737	113,804	103,496	127,070
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(2)	0.96%	1.02%	1.05%	1.01%	0.92%
After expense reimbursement/recoupment(2)	1.00%	1.00%	1.00%	1.00%	0.92%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/recoupment(2)	0.26%	0.11%	0.05%	0.12%	(0.02%)
After expense reimbursement/recoupment(2)	0.22%	0.13%	0.10%	0.13%	(0.02%)
Portfolio turnover rate	2%	7%	4%	10%	14%

*	Amount is less than $0.005.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)
Expenses waived or reimbursed reflect reductions and expenses recouped reflect increases to total expenses, as discussed in notes to the financial statements. These reimbursed amounts decreased the net investment loss ratio or increased the net investment income ratio, and recouped amounts increased the net investment loss ratio or decreased the net investment income ratio, as applicable.

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Notes to Financial Statements
September 30, 2018

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Provident Mutual Funds, Inc. (the “Company”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and accordingly follows the investment company accounting and reporting guidance. The Company consists of one non-diversified fund – Provident Trust Strategy Fund (the “Fund”). The Company was incorporated under the laws of Wisconsin on May 23, 1986.

The investment objective of the Fund is long-term growth of capital.

(a)
Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter, bonds and short-term U.S. Treasury Bills are valued using an evaluated bid from a pricing service. Money market funds are valued at net asset value. Securities for which quotations are not readily available are valued at fair value as determined by the Fund’s investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the Fund’s last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of September 30, 2018, there were no securities that were internally fair valued.

In determining fair value, the Fund uses various valuation approaches. Generally accepted accounting principles in the United States of America (“GAAP”) establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2018, based on the inputs used to value them:

		Investments
Valuation Inputs		in Securities
Level 1 —	Common Stocks	$147,451,325
	Short-Term Money Market Fund	26,625,070
	Total Level 1	174,076,395
Level 2 —	Short-Term U.S. Treasury Securities	5,976,597
Level 3 —		—
Total		$180,052,992

See the Schedule of Investments for investments detailed by industry classification.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2018

(b)
The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities.  For the year ended September 30, 2018, there were no such securities.

(c)	Net realized gains and losses on sales of securities are computed on the identified cost basis. For financial reporting purposes, investment transactions are recorded on the trade date.

(d)
Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund records the amortization and accretion of discounts and premiums on securities purchased using the effective interest method in accordance with GAAP.

(e)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Wisconsin, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended September 30, 2018, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2018, open federal tax years include tax years ended September 30, 2015 through 2018. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
GAAP requires that certain components of net assets relating to permanent differences be reclassified for financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended September 30, 2018, the reclassifications were as follows:

Distributable	Capital
Earnings	Stock
$(320,964)	$320,964

(2)	Investment Adviser and Management Agreement and Transactions with Related Parties

The Company, on behalf of the Fund, entered into an investment advisory agreement (the “Advisory Agreement”) with Provident Trust Company (“PTC”), with whom certain officers and a director of the Fund are affiliated, to serve as the investment adviser. Under the terms of the Advisory Agreement, the Fund pays 0.75% on the first $30,000,000 of average daily net assets, 0.65% on average daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on average daily net assets over $100,000,000. The Fund is responsible for paying a share of the compensation, benefits and expenses of its Chief Compliance Officer. For administrative convenience, PTC initially makes these payments and is later reimbursed by the Fund.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2018

Pursuant to an expense cap/reimbursement agreement between PTC and the Company, PTC has agreed to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis. The expense cap/reimbursement agreement will continue in effect until January 31, 2019, with successive renewal terms of one year unless terminated by PTC or the Company prior to any such renewal. PTC is entitled to recoup such amounts from the Fund for a period of up to three years from the date PTC reduced its compensation and/or assumed expenses for the Fund. During the year ended September 30, 2018, PTC recouped $16,652 of recoverable amounts due to expire on September 30, 2018, and $42,084 of recoverable amounts due to expire on September 30, 2019. At September 30, 2018, the cumulative unreimbursed amount paid by PTC is $34,261. PTC may recoup all or a portion of this amount no later than the dates stated below:

September 30, 2019	September 30, 2020
$12,335	$21,926

The Fund adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may charge a distribution and service fee equal to 0.25% (on an annualized basis) of the Fund’s average daily net assets. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the year ended September 30, 2018, no such expenses were charged to shareholders.

Under the Company’s organizational documents, each director, officer, employee or other agent of the Company is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Company, on behalf of the Fund, enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

As of September 30, 2018, PTC beneficially owned 16.26% of the outstanding shares of the Fund on behalf of its investment advisory clients. In addition, as of September 30, 2018, PTC’s employees, as participants in the Provident Trust Company Retirement Plan (the “Retirement Plan”), beneficially owned 13.76% of the outstanding shares of the Fund. As a result, as of September 30, 2018, in its capacity as sponsor of the Retirement Plan and investment manager of advisory accounts, PTC beneficially owned, in the aggregate, 30.02% of the outstanding shares of the Fund.

(3)	Loan Agreement

U.S. Bank, N.A. has made available to the Fund an unsecured line of credit for $14,000,000, pursuant to an amended Loan Agreement (“Agreement”) effective January 28, 2018, for the purpose of having cash available to satisfy redemption requests. For the period October 1, 2017 through January 27, 2018, the line of credit available was $11,000,000. Principal and interest on such loan under the Agreement is due not more than 20 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed (4.25% on September 30, 2018). The Agreement expires on January 27, 2019, however, it is renewable annually.  For the year ended September 30, 2018, the Fund did not utilize the line of credit.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. Distributions to shareholders are recorded on the ex-dividend date.

(5)	Investment Transactions

For the year ended September 30, 2018, purchases and proceeds of sales of investment securities (excluding all short-term securities) were $2,722,895 and $8,751,388, respectively.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2018

(6)	Income Tax Information

The following information for the Fund is presented on an income tax basis as of September 30, 2018:

			Net		Distributable
	Gross	Gross	Unrealized	Distributable	Long-Term
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Capital
Investments	Appreciation	Depreciation	on Investments	Income	Gains
$78,947,419	$101,205,987	$(100,414)	$101,105,573	$268,586	$6,903,967

The difference between the cost amounts for financial statement and federal income tax purposes, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2018 and 2017 are:

September 30, 2018		September 30, 2017
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gains	Income	Capital Gains
Distributions	Distributions	Distributions	Distributions
$184,729	$2,099,073	$99,674	$2,237,498

(7)	Subsequent Event

On September 4, 2018, the Board approved the year-end distributions for the Fund.  A cash dividend in the aggregate amount equal to the net investment income and short-term capital gains, if any, which will be treated as ordinary income, and long-term capital gains, will be payable on December 14, 2018 to outstanding shares of record at the close of business on December 13, 2018.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Provident Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Provident Mutual Funds, Inc. comprising Provident Trust Strategy Fund (the “Fund”) as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of September 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
November 9, 2018

Provident Trust Strategy Fund
Directors and Officers (Unaudited)

Independent Directors
				Number of	Other
				Portfolios	Directorships
	Position(s)	Term of	Principal	in Fund	Held by
	Held	Office and	Occupation(s)	Complex	Director
Name,	with the	Length of	During Past	Overseen	During the
Address* and Age	Company	Time Served	Five Years	by Director	Past 5 Years
John F. Hensler	Independent	Indefinite; since	Executive Vice President and Chief Financial	1	Allin Corporation
Age: 57	Director	August 31,	Officer of The Hawthorne Group (a private		since 2009 (publicly
	and	2012	investment and management company) since 1987;		traded company until
	Chairman		Director, Vice President, and Chief Financial		September 2013).
Officer of Railroad Development Corporation (a
railway investment and management company) since
2003; President and Treasurer of Domani Wealth,
LLC (a registered investment adviser) since 2015.

Robert H. Manegold	Independent	Indefinite; since	Retired; formerly, executive at Selzer-Ornst	1	None.
Age: 65	Director	August 31,	Construction Company, Inc. (2003-2004).
2012

Willard T. Walker, Jr.	Independent	Indefinite; since	President and Chief Executive Officer	1	None.
Age: 56	Director	September 13,	of W.T. Walker Group, Inc. (a holding company
		2016	with businesses engaged in the manufacture of
steel forgings and provision of thermal treatment
services) since 2001.

Interested Director
Thomas N. Tuttle, Jr.**	Interested	Indefinite; since	Vice President, Secretary and Director	1	None.
Age: 53	Director	August 31,	of Provident Trust Company since
		2012	December 2011; Chief Compliance Officer
of Provident Trust Company (2011-2014).
Principal Officers
J. Scott Harkness	President	Since	Chief Executive Officer of Provident Trust Company		N/A
Age: 63		September 4,	since 2000.
2012 (elected
by the Board
annually)

Michael A. Schelble	Treasurer	Since	President, Chief Operating Officer and		N/A
Age: 52		September 4,	Director of Provident Trust Company
		2012 (elected	since 2000.
by the Board
annually)

James R. Daley	Secretary,	Since	Chief Compliance Officer of Provident		N/A
Age: 40	Chief	September 4,	Trust Company since 2014; Compliance
	Compliance	2012 (elected	Officer of Provident Trust Company (2012-2014).
	Officer and	by the Board
	Anti-Money	annually)
Laundering
Compliance
Officer

*	The address of each Director and Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.
**	Mr. Tuttle is an “interested person” of the Company (as defined in the 1940 Act) due to the positions that he holds with Provident Trust Company.

Availability of Additional Information about Directors

The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-855-739-9950.

Provident Trust Strategy Fund
Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited)
September 30, 2018

The Board of Directors (the “Board” or the “Directors”) of the Company met on June 12, 2018 (the “Meeting”) to consider the renewal of the Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Company, on behalf of the Fund, and Provident Trust Company (the “Adviser” or “PTC”) in accordance with Section 15(c) of the 1940 Act.  In addition, the Directors who are not interested persons of the Fund as defined in the 1940 Act (the “Independent Directors”) met in executive session with the Company’s counsel to review and discuss the 15(c) materials.

The Board, including the Independent Directors, reviewed and discussed various information that had been provided in advance of the Meeting and at the Meeting, including a memorandum from counsel that summarized the legal standards applicable to the Directors’ consideration of the Investment Advisory Agreement; PTC’s response to the 15(c) request for information; PTC’s organizational chart; detailed comparative information relating to the Fund’s management fee and other expenses of the Fund; information regarding fees paid and other payments; information on PTC’s profitability; PTC’s financial statements for the last two years; information about brokerage commissions; detailed comparative information relating to the Fund’s performance; information about sales and redemptions of the Fund; information about amounts paid to financial intermediaries; information about the Fund’s compliance program; PTC’s Form ADV; PTC’s insurance coverage; and PTC’s business continuity plan.  The Directors reviewed the terms of the Investment Advisory Agreement, noting that Schedule A to the Investment Advisory Agreement outlined the management fee for the Fund and called for PTC to receive a fee that is calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund on assets of $0-$30,000,000; 0.65% on assets of $30,000,001-$100,000,000; and 0.60% on assets over $100,000,000.  The Directors noted that the current advisory fee is 0.65%.

The Board also took into account information reviewed quarterly throughout the year that was relevant to its consideration of the Investment Advisory Agreement, including Fund performance, management fee and other expense information and discussions with the Fund’s portfolio managers.

In determining whether to renew the Investment Advisory Agreement, the Board reviewed and analyzed various factors that it determined were relevant, including the factors discussed below.  In their deliberations, the Directors did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services to be Provided to the Fund. The Directors considered the nature, extent and quality of services to be provided by the Adviser to the Fund and the amount of time to be devoted to the Fund’s affairs by the Adviser’s staff.  This included an evaluation of the services currently being provided by the Adviser to the Fund.  The Directors considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of J. Scott Harkness and Michael Schelble, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Directors reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activity and goals and its continuing commitment to the growth of Fund assets.  The Directors also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser, including information provided with respect to brokerage commissions paid by the Fund.  The Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund and to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

Investment Performance of the Fund and the Adviser. The Board reviewed the performance of the Fund for the year-to-date, one-year, three-year, five-year, ten-year, and since inception periods as of March 31, 2018.  In assessing the quality of the management services delivered by the Adviser, the Directors also compared the short-term and long-term performance of the Fund on both an absolute and relative basis and in comparison to a benchmark index (the S&P 500 Index) and a Morningstar Peer Group.  The Morningstar Peer Group of 16 funds was compiled by U.S. Bancorp Fund Services, LLC (“USBFS”) using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (U.S. large growth funds), load structure (no-load funds without 12b-1 fees), active management (no index funds), and asset size ($100-$200 million).  The Directors also reviewed information on the historical performance of other separately managed accounts of the Adviser that are similar to the Fund in terms of investment strategy (the “PTC composite”).

Provident Trust Strategy Fund
Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited) (Continued)
September 30, 2018

The Directors noted that the Fund outperformed its benchmark, the S&P 500 Index, for the year-to-date, one-year, three year, five-year, and ten-year periods ended March 31, 2018. The Fund underperformed its benchmark, for the since inception period ended March 31, 2018.  The Board considered the Adviser’s quarterly commentary and discussion of the reasons for the underperformance, including the Fund’s concentrated portfolio, the Fund’s active share (the percentage of holdings that differ from the S&P 500) is approximately 92%, and the Fund’s flexible asset allocation means that the Fund held approximately 12.3% of its assets in short-term investments at year-end March 31, 2018. The Directors noted that the Fund’s performance, in comparison to the Morningstar Peer Group, was in the second quartile for the one-year, three-year and ten-year periods ended March 31, 2018.  The Fund’s performance, in comparison to the Morningstar Peer Group, was in the third quartile for the year-to-date and five-year periods ended March 31, 2018. The Directors noted that the Fund’s performance for the year-to-date, one-year, five-year and ten-year periods ended March 31, 2018 underperformed but was generally in-line with the performance of the PTC composite.  The Directors noted that the Fund’s performance for the three-year period ended March 31, 2018 outperformed but was generally in-line with the performance of the PTC composite.  The Fund commenced operations in 1986 and the composite commenced operations in 1999 so there is no comparison for since inception periods.

The Board also reviewed information on the Fund’s performance over full investment cycles.  The Adviser defines a full investment cycle as “typically lasting 5-7 years and including both a 30% advance and a 20% decline.”  The Adviser seeks to exceed the S&P 500 Index return over full investment cycles.  The Board reviewed performance for September 9, 2002 to December 31, 2007 and January 1, 2008 to March 31, 2018.  The Directors noted that the Fund outperformed its benchmark for both cycles.  The Directors further noted that the Fund’s performance for the 2002 to 2007 cycle and the 2008 to 2018 cycle underperformed the performance of the PTC composite.

After considering all of the information, the Directors concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Directors determined that the Fund and its shareholders were likely to benefit from the Adviser’s management.

Costs of Services Provided and Profits Realized by the Adviser. The Directors considered the costs of services provided by the Adviser, including the management fee, expenses of the Fund and total expense ratio.  The Directors noted that the Adviser has agreed to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies, i.e. “acquired fund fees and expenses”) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis.  The expense cap/reimbursement agreement between the Adviser and the Company will continue in effect until January 31, 2019, with successive renewal terms of one year unless terminated by the Adviser or the Company prior to any such renewal.

The Directors reviewed the related statistical information, including the comparative management fee and expenses of the Fund relative to its Morningstar Peer Group.  The Directors noted that the Fund’s current management fee of 0.65% is equal to the Morningstar Peer Group median of 0.65% and slightly less than the average of 0.66%.  The Fund’s management fee falls in the third quartile of the Morningstar Peer Group funds.  The Directors observed that the Fund’s total annual fund operating expense ratio of 1.00% (excluding acquired fund fees and expenses) is above both the Morningstar Peer Group median of 0.85% and average of 0.86% and places it in the fourth quartile of the Morningstar Peer Group funds.  The Directors then compared the fees paid by the Fund to the fees paid by separately managed accounts of the Adviser and noted that fees paid by the separately managed account clients are lower than the management fees paid by the Fund largely due to the additional work of the Adviser related to the Fund, including monitoring of investment restrictions and additional reporting requirements. However, the Board noted that the Fund is currently benefiting from the breakpoint schedule in the Fund’s management fee.

The Directors also considered the overall profitability of the Adviser and reviewed the Adviser’s financial information.  The Directors also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Investment Advisory Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.

Provident Trust Strategy Fund
Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited) (Continued)
September 30, 2018

The Directors concluded that the Fund’s anticipated expenses and the management fee to be paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Directors noted that the Adviser’s profit from sponsoring the Fund was not excessive and the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory activities.

Extent of Economies of Scale. The Directors noted that the Fund’s management fee structure contains breakpoint reductions as the Fund’s assets grow in size.  The Directors compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  With respect to the Adviser’s fee structure, the Directors concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund.

Benefits Derived from the Relationship with the Fund. The Directors considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Directors examined the brokerage commissions of the Adviser with respect to the Fund.  The Directors concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

Based on the Directors’ deliberations and their evaluation of the information described above, the Directors, including the Independent Directors, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser will provide to the Fund; and (c) agreed to renew the Investment Advisory Agreement for another year, expiring August 31, 2019.

Tax Information (Unaudited)

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2018 which is designated as qualifying for the dividends received deduction is 100%.

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2018 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100%.

Additional Information (Unaudited)

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-739-9950 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Fund’s website at http://www.provfunds.com or the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available without charge by calling 1-855-739-9950, or on the Fund’s website at http://www.provfunds.com, or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Provident Trust Strategy Fund
Privacy Policy and Householding Information (Unaudited)

Notice of Privacy Policy & Practices (Unaudited)

Protecting the privacy of our shareholders is important to us. This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “nonpublic personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Important Notice Regarding Delivery of Shareholder Documents (Unaudited)

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-855-739-9950 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

Provident Trust Strategy Fund
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

BOARD OF DIRECTORS
JOHN F. HENSLER
ROBERT H. MANEGOLD
THOMAS N. TUTTLE, JR.
WILLARD T. WALKER, JR.

INVESTMENT ADVISER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

ADMINISTRATOR, ACCOUNTANT, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COHEN & COMPANY, LTD.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
GODFREY & KAHN, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. John F. Hensler, a member of its audit committee, is an audit committee financial expert. Mr. Hensler is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$14,000 (FY 2018) and $14,000 (FY 2017) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Fees

$4,000 (FY 2018) and $4,000 (FY 2017) were the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

There were no other fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.
There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the registrant, as well as non-audit services provided to the registrant’s investment adviser (and any entity affiliated with the adviser that provides ongoing services to the registrant) if the engagement relates directly to the operations and financial reporting of the registrant.

(e) (2) 100%

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)  The registrant’s disclosure controls and procedures are periodically evaluated. The registrant’s officers have concluded that the registrant’s disclosure controls and procedures are adequate (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) The Registrant’s internal controls are periodically evaluated. There were no changes in the  Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Provident Mutual Funds, Inc.
Registrant

By    /s/J. Scott Harkness
J. Scott Harkness, President/Principal Executive Officer

Date    November 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Provident Mutual Funds, Inc.
Registrant

By    /s/J. Scott Harkness
J. Scott Harkness, President/Principal Executive Officer

Date    November 19, 2018

By   /s/Michael A. Schelble
Michael A. Schelble, Treasurer/Principal Financial Officer

Date    November 14, 2018